Exhibit 99.1

February 2015 NYSE MKT: SYN

Forward - Looking Statements This presentation includes forward - looking statements on Synthetic Biologics’ current expectations and projections about future events . In some cases forward - looking statements can be identified by terminology such as "may," "should," "potential," "continue," "expects," "anticipates," "intends," "plans," "believes,“ "estimates,” “indicates,” and similar expressions . These statements are based upon current beliefs, expectations and assumptions and are subject to a number of risks and uncertainties, many of which are difficult to predict and include statements regarding our clinical trials, our establishment of collaborations and our execution of our growth strategy . The forward - looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those set forth or implied by any forward - looking statements . Important factors that could cause actual results to differ materially from those reflected in Synthetic Biologics’ forward - looking statements include, among others, a failure of our product candidates to be demonstrably safe and effective, a failure to initiate clinical trials and if initiated, a failure to achieve the desired results, a failure to obtain regulatory approval for our product candidates or to comply with ongoing regulatory requirements, regulatory limitations relating to our ability to promote or commercialize our product candidates for the specific indications, a lack of acceptance of our product candidates in the marketplace, a failure of us to become or remain profitable, a failure to establish collaborations, our inability to obtain or maintain the capital or grants necessary to fund our research and development activities, a loss of any of our key scientists or management personnel, and other factors described in Synthetic Biologics’ annual report on Form 10 - K for the year ended December 31 , 2013 , subsequent quarterly reports on Form 10 - Qs and any other filings we make with the SEC . The information in this presentation is provided only as of the date presented, and Synthetic Biologics undertakes no obligation to update any forward - looking statements contained in this presentation on account of new information, future events, or otherwise, except as required by law . 2

Product Pipeline C - Cedars - Sinai Medical Center collaboration I - Intrexon Corporation collaboration T - The University of Texas at Austin collaboration Completed Planned – 2015 3 Therapeutic Area Product Candidate Biologic Agent/ Drug Compound Discovery Preclinical Phase 1 Phase 2 Phase 3 Relapsing - remitting m ultiple sclerosis Trimesta TM Oral estriol Cognitive dysfunction in multiple sclerosis Trimesta TM Oral estriol C. difficile (C. diff) infection (CDI) SYN - 004 Oral enzyme Constipation - predominant IBS (C - IBS) SYN - 010 C Oral drug Pertussis (whooping cough) SYN - 005 I,T Monoclonal antibodies

Management Team • Jeffrey Riley, CEO Pfizer, Nichols Institute (Quest), SmithKline Beecham, QIC • C. Evan Ballantyne, CFO Clinical Data, Inc., Avedro, ACNielsen, IMS • John Monahan, Ph.D., EVP R&D Avigen, Somatix, Triton Biosciences, Hoffman - LaRoche • Lewis Barrett, SVP Commercial Strategy Pfizer , Wyeth Pharmaceuticals • Joseph Sliman, M.D., M.P.H., SVP Clinical/Regulatory Vanda Pharmaceuticals, Inc., MedImmune , Inc., DynPort Vaccine • Amy Sloan, R.A.C., VP Regulatory MedImmune , Inc., DynPort Vaccine 4

MS: Market Opportunity • 400,000 MS patients in U.S. (~2.3 million worldwide) 1 • $17.8 billion forecasted worldwide sales in 2019 2 Trimesta TM – Oral add - on MS therapy 5 1 National Multiple Sclerosis Society. http://www.nationalmssociety.org 2 Credit Suisse. Multiple Sclerosis - Evolution or Revolution Report. March 18, 2013 . Novartis/Gilenya $1.969 11% Teva/Copaxone $686 4% Biogen Idec/Avonex $2.206 12% Merck KGaA/Rebif $1.578 9% Biogen Idec/Tysabri $2.101 12% Bayer/Betaseron $0.842 5% Novartis/Extavia $0.198 1% Biogen Idec/Plegridy $0.282 2% Biogen Idec/Tecfidera $4.201 24% Biogen Idec/Daclizumab $0.411 2% Sanofi/Aubagio $0.795 4% Sanofi/Alemtuzumab $0.886 5% Generic Copaxone $1.620 9% Biogen Idec/Ocrelizumab $0.964 5% Generic Gilenya $0.043 0% Other $0.328 2%

Trimesta™

Completed Phase 2 trial

- Principal investigator evaluating Trimesta™ (oral estriol):
  Rhonda Voskuhl, M.D., Professor of Neurology, Director of UCLA MS Program
- Pilot trial (n=6): demonstrated an 82% decrease in both the number and volume of brain lesions over 6 months (p-values < 0.02)[*3]
- UCLA-led Phase 2 trial with data available from lead investigator for relapse-remitting MS, including annualized relapse rate, and cognitive and physical improvement
  - 158 women randomized 1:1 into 16-center, investigator-initiated, double-blind, placebo-controlled U.S. trial[4]
  - Active control arm design
    - Trimesta™ + Copaxone® (8 mg of oral Trimesta™ taken once daily)
    - Placebo + Copaxone® (active control arm)
  - $8 million+ grant funding supporting trial, predominantly National MS Society & NIH

[*] Compared to 6 month baseline measurement
[3] Sicotte, NL, Liva, SM, Klutch, R, Pfeiffer, P, Bouvier, S, Odesa, S, Wu, TC, Voskuhl, RR. Treatment of multiple sclerosis with the pregnancy hormone estriol. Ann Neurol. 2002 Oct;52(4):421-8.
[4] www.clinicaltrials.gov/ct2/show/NCT00451204

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SYNTHETIC BIOLOGICS

Trimesta™

Phase 2 relapsing-remitting MS clinical data

- Clinical outcomes presented by lead investigator
- Annualized relapse rate declined relative to standard of care, Copaxone®
  - Statistically significant 47% decrease in annualized MS relapse rate at 12 months with Trimesta™ + Copaxone® compared to placebo + Copaxone® (p=0.02 / powered for significance level 0.05)
  - Sustained decrease (32%) in annualized relapse rate at 24 months with Trimesta™ + Copaxone® compared to placebo + Copaxone® (p=0.11 / powered for significance level 0.10)
  - Per study protocol, investigators anticipated a 29% decrease in relapse rate at both 12 and 24 months
- Data supports potential treatment for cognitive dysfunction
  - Patients in the Trimesta™ arm with Paced Auditory Serial Addition Test (PASAT) scores lower than 55 before treatment experienced an ~12%, or 6 point, improvement in cognitive scores within 12 months (p<0.05)
  - Improvement from baseline was sustained throughout 24 month study

* Presented at 2014 ACTRIMS-ECTRIMS by lead investigator

7

SYNTHETIC BIOLOGICS

Trimesta™

Phase 2 relapsing-remitting MS clinical data (continued)

- Evidence of improvement of physical disabilities
  - Expanded Disability Status Scale (EDSS) scores in the Trimesta™ arm significantly improved during 24 month follow-up by at least 0.5 point (p=0.03) compared to the active control arm which experienced no change in EDSS scores
    - The difference between the two groups showed a positive trend (p=0.25)
  - The 25 foot walk test showed a significant difference, while the patients in the Trimesta™ arm were stable during the study, those in active control arm did worse
    - The difference between the two groups (p=0.02)
- Trimesta™ + Copaxone® demonstrated a strong safety profile and was well tolerated

* Presented at 2014 ACTRIMS-ECTRIMS by lead investigator

8

SYNTHETIC BIOLOGICS

Trimesta™

Other MS assets

- A separate Phase 2, randomized, double-blind, placebo-controlled clinical trial of female MS patients with cognitive dysfunction is ongoing[5]
- Patents and pending patents licensed through UCLA:
  - Issued method of treatment patents in the U.S. for MS therapy with estriol and combination therapies (including estriol with Copaxone®)
  - Four new provisional patents filed based on recent clinical results
- Planned next steps for Trimesta™ include:
  - Strategic partnering efforts supported by demonstrated therapeutic potential and safety profile of oral estriol (ongoing)
  - MRI analyses ongoing to evaluate changes in the brain that correlate with improvements seen in clinical outcomes; topline data expected (1H15)
  - Phase 3 clinical trials protocol meeting with FDA following MRI results

[5] www.clinicaltrials.gov/ct2/show/NCT01466114

9

SYNTHETIC BIOLOGICS

What is the Microbiome ? • The GI tract is predominantly a bacterial ecosystem often called the gut microbiome that plays an essential role in supporting life and health ̶ Digests food ̶ Synthesizes essential nutrients ̶ Prevents disease - causing bacteria from invading the body • When the natural balance of the trillions of bacteria in microbiome are disrupted a person’s health is compromised, and may be linked to: ̶ C. difficile infection (CDI) ̶ Inflammatory bowel diseases ̶ Autoimmune disorders ̶ Metabolic diseases (e.g., diabetes & obesity, etc.) ̶ CNS diseases “Cradle to grave” concept 10

Collateral Damage Caused by Antibiotic Use 11 • Antibiotics ̶ Infused or ingested to prevent/treat primary infections ̶ Carried to the liver, transported to the bile and ultimately excreted via the large intestine ̶ May unintentionally upset the natural balance of the gut microbiome by killing off good bacteria • A microbial imbalance imbalance in the gut microbiome provides an opportunity for the overgrowth of harmful pathogenic organisms such as C. difficile which may cause severe diarrhea, damage to the colon and in some cases death 6 This information is an estimate derived from the use of information under license from the following IMS Health Incorporated inf ormation service: CDM Hospital database for full year 2012. IMS expressly reserves all rights, including rights of copying, distribution and republication . 24 million patients are administered IV antibiotics annually in the U.S. 6 Imbalance of the gut microbiome

C . difficile Infections (CDI) • CDI is currently the most prevalent hospital - acquired infection in the U.S., according to the CDC ̶ Surpassed Methicillin - resistant Staphylococcus aureus (MRSA) • CDI has been identified as an “urgent public health threat” by the CDC, FDA and EU health authorities • CDI in the U.S.: ̶ 1.1 million patients infected with C. difficile annually 7 ̶ Patients with C. difficile hospitalized approximately 4 - 7 extra days 8 ̶ Up to ~25% of CDI patients have a recurrence within 1 - 3 months 9 - 11 ̶ $ 8.2 billion in costs associated with C. difficile - related stays in hospital 12 ̶ >30,000 C. difficile - related deaths annually 13 12 7 This information is an estimate derived from the use of information under license from the following IMS Health Incorporated inf ormation service: CDM Hospital database for full year 2012. IMS expressly reserves all rights, including rights of copying, distribution and republication. 8 (APIC ) National Prevalence Study of Clostridium difficile in U.S. Healthcare Facilities. November 11, 2008. 9 Louie TJ, et al. N Engl J Med 2011;364:422 – 31. 10 Cornely OA, et al. Lancet Infect Dis 2012;12:281 – 9. 11 Vardakas KZ, et al. Int J Antimicrob Agents 2012;40:1 – 8. 12 Agency for Healthcare Research and Quality. Healthcare and Cost Utilization Project. Statistical Brief #124. Clostridium difficile Infections (CDI) in Hospital Stays, 2009. January 2012. 13 U.S. Department of Health & Human Services. Agency for Healthcare Research and Quality. January 25, 2012 .

Paradigm Shift Fewer CDIs expected with co - administration of SYN - 004 Antibiotics Treatments • β - lactam • Fluoroquinolone • Clindamycin • Other • Metronidazole • Vancomycin • Fidaxomicin Current Paradigm SYN - 004 Paradigm C. difficile Infections (CDI) SYN - 004 + β - lactam Antibiotics* SYN - 004 designed to protect the natural balance of the gut microbiome during antibiotic use PREVENTION * I ntended to include penicillins plus cephalosporins 13

SYN - 004 Co - Administered with IV Antibiotics Designed to neutralize β - lactam antibiotics in GI tract 14 SYN - 004 Antibiotic 1. SYN - 004 is designed as an oral enzyme tablet ( blue) to be co - administered with IV antibiotics (yellow ). 3. SYN - 004 is intended to remain in the GI tract and neutralize IV antibiotics , protecting the natural balance of the gut microbiome . 2. IV antibiotics can upset the natural balance of the gut microbiome , killing “good” bacteria, allowing for the overgrowth of C. difficile . 4 . Co - administration of SYN - 004 is intended to allow the IV antibiotic (yellow) to treat the primary infection and protect the gut microbiome (blue), and prevent CDI. To view the animated SYN - 004 video, please visit: http://www.syntheticbiologics.com/SYN - 004 .

SYN - 004: Market Potential Intended to target certain IV β - lactam antibiotics 14.4M patients 16 26.5M prescriptions 15 117.6M doses of “SYN - 004 target” antibiotics purchased by U.S. hospitals to fill patient prescriptions 14 * Based on U.S. market data in 2012 ** Estimate based on the following assumptions : 5 day prescription x 4 “SYN - 004 tablets”/day x $25/”SYN - 004 tablet” x 26.5M prescriptions of “SYN - 004 target” β - lactam antibiotics in 2012 14 - 16 This information is an estimate derived from the use of information under license from the following IMS Health Incorporated inf ormation service: CDM Hospital database for full year 2012. IMS expressly reserves all rights, including rights of copying, distribution and republication . SYN - 004 Potential U.S. Market ~$13 Billion ** * 15

Concept Validated by 1 st Generation Candidate Positive Phase 1 and 2 clinical data • 1 st generation candidate (P1A) was studied in four (4) Phase 1 and one (1) Phase 2 clinical trials conducted in Europe ‒ 112 patients and 143 healthy normal subjects exposed, generally: ▪ P reserved the normal intestinal microflora when co - administered with IV ampicillin or piperacillin ▪ Prevented emergence of ampicillin resistance when given with IV ampicillin ▪ Degraded antibiotic excreted into the GI tract (e.g., via the bile) ▪ Was not absorbed from the GI tract ▪ Was well tolerated with no safety concerns identified ▪ Did not induce specific immunoglobulins after 5 days of treatment ▪ Did not alter the PK profile of IV piperacillin or ampicillin nor the efficacy of ampicillin in patients with respiratory infection requiring hospitalization ‒ Original technology developed by Finnish biotechnology company, Ipsat Therapies Oy , along with 2nd generation compound, SYN - 004 16

• Commonly utilized broad - spectrum antibiotics are cost - effective for many common infections • IV antibiotics excreted into GI tract can upset the natural balance of the microbiome • Prevention of antibiotic collateral damage to the gut microbiome may significantly reduce CDI, hospitalizations, and associated cost and morbidity • A normal microbiome provides colonization resistance, reducing the chance of C. difficile colonization, leading to CDI SYN - 004 Reduces antibiotic resistance and protects diversity in the microbiome 17

SYN - 004 Clinical trial development • Phase 1a and 1b trials (ongoing) • Phase 2a trial goals (initiation expected 1Q15) ̶ Characterize SYN - 004 activity on ceftriaxone in the small intestine ̶ Demonstrate SYN - 004 has no activity on ceftriaxone in the bloodstream • Phase 2b (Proof - of - Concept) trial goals (initiation expected 2H15) ̶ Demonstrate SYN - 004 efficacy at preventing CDAD following IV ceftriaxone ̶ Demonstrate SYN - 004 efficacy at limiting disruption of the gut microbiome by IV ceftriaxone • FDA Type C meeting requested (trial design and endpoints) • Phase 3 trial vision ̶ Prevention of CDAD among hospitalized patients receiving IV ceftriaxone and other beta - lactam antibiotics ̶ Global study; multiple indications for IV beta - lactam therapy ̶ Demonstrate no effect on blood levels of antibiotic or primary diagnosis cure rates 18

Pathogen - Specific Microbiome Therapeutic 19 Treating the underlying cause not symptoms

Constipation - Predominant Irritable Bowel Syndrome C - IBS 20 IBS is prevalent Up to 15% of the population has IBS^*+ • Up to 88.5 million patients (worldwide)^*+ • Up to 40 million patients (USA)^*+ IBS is under - diagnosed due to the lack of a definitive test or biomarker. An estimated 30% of patients with IBS have an IBS diagnosis^* Patients diagnosed with IBS are not fully compliant with prescribed medication Up to 70% of diagnosed IBS patients taking medication* Up to 2/5 of IBS patients have C - IBS; 28% prevalence in the 7 Major Markets C - IBS prevalence by region • Japan: 40% C - IBS* • EU5: 32% C - IBS* • USA: 20% C - IBS* Most prescribed drugs for C - IBS • Amitiza – Takeda*^^ • Linzess – Ironwood*^^ • Antidepressants* C - IBS industry pipeline • Plecanatide – Synergy Pharmaceuticals • Estimated launch in 2017* - US • Tenapanor – AstraZeneca • Estimated launch in 2020* - US ^IBS experts, including Dr. Mark Pimentel have published that 10 - 15% of the population has IBS. +International Foundation for Functional Gastrointestinal Disorders (IFFGD) – “10 - 15% of population”. * GlobalData PharmaPoint , IBS Global Drug Forecast and Market Analysis to 2023, December 2014. The GlobalData report utilized ROME II criteria — very str ict disease classification — which estimated IBS prevalence is 7% of the population. ^^IMS Audited Sales Data, Midas Global Sales, ( Analytics Link)

SYN - 010: Antimethanogenic Therapy for C - IBS 21 • Intestinal methane production is an underlying cause of constipation ̶ Critical discovery by Mark Pimentel, MD, and collaborators at Cedars - Sinai ▪ Extensive clinical evidence in C - IBS and now chronic idiopathic constipation (CIC) • Reduction of intestinal methane reverses constipation and improves C - IBS symptoms ̶ Demonstrated clinically using antibiotics (neomycin, metronidazole) ▪ Antibiotics are not suitable for chronic use: high doses, modest efficacy, resistance/relapse • Significant opportunity for a therapy for chronic use in C - IBS ̶ Treat the underlying cause of constipation ▪ Not just stool mass transit ▪ No diarrhea ̶ Targeted to the intestine ▪ Minimized systemic drug levels ̶ Not antimicrobial ▪ Suitable for chronic use ▪ Minimal disruption of the microbiome

SYN-010: Targeting Production of Methane Gas

Minimal impact on microbiome

Effect of SYN-010 on levels of *M. smithii* and total bacteria in rat GI tract after 10 days oral gavage dosing



M. smithii
3.5E+06
3.0E+06
2.5E+06
2.0E+06
1.5E+06
1.0E+06
5.0E+05
0.0E+00
M. smithii (cfu/g tissue)
Placebo
Statin 1 (1 mg/kg)
Duodenum
Jejunum
Ileum
Left Colon
Rat tissue



Total bacteria
7.0E+07
6.0E+07
5.0E+07
4.0E+07
3.0E+07
2.0E+07
1.0E+07
0.0E+00
Total Bacteria (cfu/g tissue)
Placebo
Statin 1 (1 mg/kg)
Duodenum
Jejunum
Ileum
Left Colon
Rat tissue

Dr. Pimentel et al – Cedars-Sinai Medical Center

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SYNTHETIC BIOLOGICS

SYN - 010: To Treat the Underlying Cause of Constipation • Modified - release statin formulation targeting intestinal methane production ̶ Leveraging detailed pharmacokinetic and safety profiles from decades of prior clinical use • Patents and pending patents licensed through Cedars - Sinai ̶ An extensive portfolio of granted use patents and pending patent applications for SYN - 010 ̶ Additional worldwide patent filings covering composition of matter claims could extend patent protection of SYN - 010 to 2035 • 505(b)(2) development pathway 23

SYN-010 for C-IBS

Differentiators and clinical development

- Differentiators
  - Designed to treat the underlying cause of constipation
  - Patent protected delivery, technology and formulation
  - Unique regulatory pathway – 505(b)(2)
- Clinical trial development
  - File IND (1H15)
  - Phase 2 clinical trials (initiation expected 1H15)
    - Demonstrate reduction of breath methane in C-IBS patients using SYN-010
    - Demonstrate improvement in standard clinical measures of C-IBS symptoms
    - Endpoints
      - Reduction of breath methane after 4 weeks of therapy
      - Improvement in number of complete spontaneous bowel movements per week
      - Improvement in abdominal pain and bloating per standard scales required per FDA guidance
  - Pursue Phase 3 clinical trial(s) (2016)

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SYNTHETIC BIOLOGICS

Whooping Cough (Pertussis) Market opportunity: millions of cases globally per year • Highly contagious disease caused by the bacteria Bordetella pertussis ( B. pertussis ) • Symptoms include severe coughing and subsequent breathing difficulties • Pertussis toxin is a major cause of disease virulence ̶ Paralyzes immune system which can predispose infants to severe pneumonia ̶ Causes the white blood cell count to increase, blocking blood flow through the lungs • Antibiotic use does not have a major effect on the disease course ̶ While antibiotics can eliminate the bacteria, they do not neutralize pertussis toxin • Despite aggressive vaccination strategies, incidence of pertussis is increasing 17,18 ̶ 50 million worldwide cases each year, with 300,000 deaths 19 (primarily infants) ̶ Less effective vaccine introduced in the 1990s ̶ Non - compliance with standard vaccinations ̶ ~41,000 cases per year in the U.S. 20 • Two approaches : developed world focuses on treatment of acutely ill infants; developing world focuses on vaccination 17 Misegades LK, et al . Association of childhood pertussis with receipt of 5 doses of pertussis vaccine by time since last vaccine dose, California, 201 0. JAMA, 2012 Nov 28;308(20):2126 - 32. 18 Centers for Disease Control and Prevention. Pertussis Epidemic – Washington, 2012. Morbidity and Mortality Weekly Report. July 2 0, 2012. 19 World Health Organization. Pertussis: Immunization surveillance, assessment and monitoring. 20 Centers for Disease Control and Prevention. 2012 Provisional Pertussis Surveillance Report. January 4, 2013 . 25

SYN - 005 mAb combination designed to target and neutralize pertussis toxin • Combines two highly synergistic humanized monoclonal antibodies (mAbs) designed to target and neutralize pertussis toxin • U.S. Orphan Drug designation granted September 2014 for the treatment of Pertussis • Patents and pending patents: ̶ Patents pending on compositions and uses of SYN - 005 ̶ Issued U.S. patent on compositions and uses of other pertussis mAbs licensed through The University of Texas at Austin • Collaborations increase available resources for pipeline development ̶ Exclusive Channel Collaboration (ECC) with Intrexon Corporation (NYSE: XON) ̶ Academic researchers at The University of Texas at Austin • Planned next steps for SYN - 005 ̶ Seek non - dilutive funding (Gates Foundation, Wellcome Trust, NGOs, etc.) ▪ File IND to support initiation of Phase 1 clinical trial (2015) ▪ Initiate Phase 1 clinical trial (2H15) ▪ Initiate Phase 2/3 clinical trial (2016) 26

0 5 10 15 0 10 20 30 40 50 Study Day W B C / u L ( x 1 , 0 0 0 ) Control SYN-005(1) SYN-005(2) SYN-005 therapy Normal WBC count Pertussis infection Non - Human Primate Pertussis Study n=3 Favorable decreases in white blood cell count indicates that SYN - 005 neutralizes pertussis toxin, which in a patient would lead to immune recovery to fight the infection and prevent the potentially fatal complication of pulmonary hypertension 27

Financial Snapshot * As of 9/30/14 weighted average exercise price is $2.03 ** ~945,000 warrants as of 9/30/14 with a weighted average exercise price is $2.16; ~7 million warrants issued 10/16/14, with exercise price of $1.75 28 • Cash balance (as of 9/30/14) : ~$3.3 million • Capital raise (10/16/14 close) : ~$ 18.9 million net proceeds • Current Price : $1.76 (as of 2/5/15) • 52 Week Range: $1.16 - $3.64 • Average Volume (3 months): 605,519 • Shares Outstanding: ~72.5 million (as of 11/10/14) • Options Outstanding: ~5.7 million * • Warrants Outstanding: ~8 million ** • Market Capitalization: ~$128 million • Office in Rockville, Maryland

Upcoming Milestones Therapeutic Area (Product Candidate) 2015 2016 MS ( Trimesta TM ) 1H – MRI Data Review 1H – Partnering Deal Initiate Pivotal Phase 3 C. difficile (SYN - 004) 1H – Phase 2a Data 2H – Phase 2b Data Initiate Pivotal Phase 3 C - IBS (SYN - 010) 1H – IND 2H – Phase 2a/2b Data Initiate Pivotal Phase 3 Pertussis* (SYN - 005) 2015 – IND 2015 – Phase 1 Data Initiate Phase 2/3 29 * Seeking non - dilutive funding (Gates Foundation, Wellcome Trust, NGOs, etc .) to support clinical efforts.

February 2015 NYSE MKT: SYN SYN - Slide Deck - Feb 2015 (2.6.2015) - FINAL